UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 8, 2007


                            PEOPLE'S LIBERATION, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-16075                    86-0449546
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)


               150 WEST JEFFERSON BOULEVARD, LOS ANGELES, CA 90007
                (Address of Principal Executive Offices/Zip Code)

                                 (213) 745-2123
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 1, 2006, Bella Rose, LLC, a California limited liability company, and a wholly owned subsidiary of People's Liberation, Inc. ("Bella Rose") entered into a certain Limited Liability Company Operating Agreement of William Rast Sourcing, LLC and a certain Limited Liability Company Operating Agreement of William Rast Licensing, LLC with William Rast Enterprises, LLC, a Delaware limited liability company ("WRE").

         On May 8, 2007, but effective as of January 1, 2007, the limited liability company operating agreements of William Rast Sourcing, LLC and William Rast Licensing, LLC were amended and restated to reflect changes in distributions and the allocation of profits and losses among the entities' members. The amended and restated operating agreements provide for minimum quarterly cash distributions to WRE based on net revenues, as defined in the operating agreements, generated by the companies during the applicable quarter. Effective January 1, 2007, William Rast Sourcing will pay WRE a minimum quarterly distribution of 6% of applicable net sales generated by William Rast Sourcing during the quarterly period, and William Rast Licensing will pay WRE a minimum quarterly distribution of 3% of applicable net sales generated by William Rast Licensing during the quarterly period. Distributions are to be paid 45 days following the applicable quarter.

         The amended and restated operating agreements of William Rast Sourcing, LLC and William Rast Licensing, LLC are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 respectively and are incorporated herein by this reference.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS


         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  10.1     Amended  and  Restated  Limited   Liability   Company
                           Operating Agreement of William Rast Sourcing, LLC, dated May 8, 2007.

                  10.2     Amended  and  Restated  Limited   Liability   Company
                           Operating Agreement of William Rast Licensing, LLC, dated May 8, 2007.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                People's Liberation, Inc.



Date:    May 14, 2007                  By:      /s/ Darryn Barber
                                                --------------------------------
                                                Darryn Barber
                                                Chief Financial Officer


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


                                  EXHIBIT INDEX


EXHIBIT NUMBER                         DESCRIPTION OF EXHIBIT
--------------    --------------------------------------------------------------

     10.1 Amended and Restated Limited Liability Company Operating Agreement of William Rast Sourcing, LLC, dated May 8, 2007.

     10.2 Amended and Restated Limited Liability Company Operating Agreement of William Rast Licensing, LLC, dated May 8, 2007.


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